1LETTER TO SHAREHOLDERS Q2 2024 Shareholder Letter Second Quarter 2024 August 8, 2024

2LETTER TO SHAREHOLDERS Q2 2024 Grindr delivered outstanding Q2 results. Our outperformance was driven by continued MAU growth, higher conversion rates, and robust growth in our advertising business. Given the strong performance we’ve seen so far in 2024, we are raising our full year guidance. We now expect 2024 revenue growth of 27% or greater and Adjusted EBITDA margin of 42% or greater. Grindr is unique because it was built by gay people, for gay people, and our long-term vision builds on this uniqueness by staying focused on serving our users. At our first investor day in June, we presented our vision and product roadmap, introduced the team who will bring it to life, and shared our views on the strong growth and performance we see ahead for Grindr. It was a fitting close to Pride Month in New York City, a city integral to gay culture and history in America. I invite you to watch the full replay at investors.grindr.com. The product roadmap that we shared at our Investor Day focuses on a broad range of features to facilitate our Core use case of connecting our users with one another based on intentions and needs. Making it easy for users to find fast, immediate connections will always be front and center at Grindr. To make this experience awesome, we are building the Right Now suite of features, with an initial set of features currently in testing in Australia. In addition, we are working on new features that address the desire of an increasing number of our users to find Relationships. Lack of density in a given geography is a key impediment to gay people finding their partners, and with AI-first dating features, we can help our users break down these geographic constraints. Dear Grindr Shareholders, Q2 2024 Achieved 34% year-over-year Revenue growth and an Adjusted EBITDA margin of 45%. Operating income was $25 million and net loss, impacted by the change in fair value of our warrant liability, was $22 million, representing a net loss margin of 27%.

3LETTER TO SHAREHOLDERS Q2 2024 Our goal within our roadmap is to build early AI features that will provide us with a better understanding of how our users interact with AI and inform longer-term integration of AI across the app. For example, we are creating the Grindr Wingman, an all-purpose assistant to help users navigate our app, which will be in testing with select users by the end of the year. Our Core product roadmap also includes a series of a-la-carte offerings that will improve user experience and drive monetization. RoamTM, which caters to the quarter of our Weekly Active Users who are traveling during any given week, is the first such add-on. We are rolling out this product gradually and expect it to be widely available by the end of the year. In addition, we have 4 more add-ons in the pipeline, including ways to further increase inbound interest, view insights about other users, and receive personalized recommendations for users who would be a good fit. Alongside the roadmap for Core use cases, we also shared our plans for Gayborhood expansion opportunities, such as health and wellness, as well as travel and local discovery. Built through partnerships, these products will help users access curated, relevant services and information that will both enhance user experience in the Grindr app and improve our users’ lives. While investments in these expansions are part of our financial plan, revenue from them is not included in our projections, presenting long-term upside opportunity.

4LETTER TO SHAREHOLDERS Q2 2024 Looking Ahead We are in the early stages of an exciting monetization journey. Our unique and powerful relationship with our users, our global brand, our strong engagement, and our performance-driven team culture provide a sturdy foundation upon which we can build a great product and company. I am incredibly proud of the progress we’ve made so far and the performance-driven team behind these achievements. With strong momentum in the rest of the year and beyond, we are excited about what fulfilling our vision will mean for our users, our team, and our shareholders, and we appreciate everyone who joins us to come along on this journey. George Arison, CEO

5LETTER TO SHAREHOLDERS Q2 2024 Q2 Business Highlights In the second quarter, we enhanced our paid tier and improved merchandising of premium features, leading to higher conversion of free to paid users. Our goal with these enhancements was not only to improve monetization but also to maintain a high-quality user experience and deliver more value to paid users. Key changes included modifying the Explore Chat feature and making it easier for users to Boost within the grid and to opt out of ads by transitioning to a paid tier. These strategic enhancements underscore our commitment to delivering a seamless and engaging user experience while maintaining a healthy ecosystem. Grindr Rides America Tour During Pride Month, we celebrated Grindr’s 15th anniversary with the Grindr Rides America Tour, making stops in key cities across the country. The bus tour was a new approach to our brand efforts, representing a strategic decision to meet and engage with our users where they live, and reintroduce Grindr as the digital Gayborhood for gay, bisexual, and explorative people looking for community, relationships, and casual dating. Enhancing User Experience Grindr Rides America Tour COMMUNITY ENGAGEMENT Taking Our Brand Story on the Road Premium Features PRODUCT DEVELOPMENT

6LETTER TO SHAREHOLDERS Q2 2024 Grindr en Español As we mentioned at Investor Day, the international market is a significant opportunity for us, which we expect to pursue over the mid- and long-term. As part of our nascent effort to create better localization, in Q2 we launched a Spanish social media channel to better engage Spanish-speaking users – particularly in Latin American, home to about 25% of our average MAU. Early feedback is promising, with the channel receiving over 95% positive sentiment. Global Outreach In June, Thailand became the first Southeast Asian country to legalize marriage equality. In the period leading up to this monumental milestone, through Grindr for Equality (G4E) we proudly partnered with the Rainbow Sky Association of Thailand on their initiatives advocating for marriage equality, including providing a meaningful grant to campaign for this historic win. Marriage equality around the world is a key strategic priority for G4E, and we are honored to be a small part of the 20-year effort to achieve this significant victory in Thailand. Hablando en Grindr NEW SERIES Serving the LGBTQ Community Marriage Equality GRINDR FOR EQUALITY

7LETTER TO SHAREHOLDERS Q2 2024 Q2 Financial & Operating Performance We had an exceptional second quarter, marked by outstanding performance across all of our financial and key user metrics. Our strong performance was driven by better merchandising of our premium features, enhancements to our paid tiers, and the successful launch of Unlimited Weekly, which rolled out in late Q1. As a result, Average Paying Users increased 14% year-over- year to 1.1 million, and ARPPU rose 16% year-over-year to $22.08. The second quarter reflected both strong MAU growth and higher conversion, resulting in healthy net new paying users. Total revenue for the second quarter increased by 34% year-over-year to $82 million. This growth reflected momentum in both Direct and Indirect Revenue. Operating income was $25 million, net loss, impacted by the change in fair value of our warrant liability, was $22 million, representing a net loss margin of 27%, and Adjusted EBITDA was $37 million, representing a margin of 45%. AVG MAUs 14.1M +7% YOY GROWTH 1.1M +14% YOY GROWTH AVG PAYING USERS ARPPU $22.08 +16% YOY GROWTH Q2 2024 Operational Highlights

8LETTER TO SHAREHOLDERS Q2 2024 Revenue Direct Revenue increased by 31% year-over-year to $70 million, driven by growth in both average paying users and ARPPU. Indirect Revenue grew nearly 50% year-over-year to $12 million, fueled by momentum in third-party ads (TPAs). We’ve been nurturing and expanding our network of third-party ad partners to strengthen demand globally, and we will continue to do so while building new ad formats and further optimizing ad load to increase our supply of ad placements, while maintaining our privacy-forward approach with our users’ data. Operating Expenses Operating expenses for Q2 2024, excluding cost of revenue, were $37 million, up 17% or $5 million, year-over-year versus Q2 2023, with the increase primarily driven by compensation-related expenses. As a percentage of revenue, operating expenses were 45%, an improvement of 7 percentage points versus Q2 2023 as revenue grew faster than cash operating expenses. Operating income in the quarter totaled $25 million. Net Loss Net loss for Q2 2024 of $22 million reflected a $35 million loss related to the change in fair value of the Company’s warrant liability. Accordingly, the net loss margin was 27% for Q2 versus the prior year quarter net income margin of 36%. Excluding the impact of the change in fair value of the warrant liability, net income would have been approximately $13 million. Revenue ($ in millions) *The graphs presented above are for illustrative purposes and are not to scale. $62M $70M $72M $75M $82M Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024

9LETTER TO SHAREHOLDERS Q2 2024 Adjusted EBITDA Adjusted EBITDA was $37 million, or 45% of total revenue, in Q2 2024. Relative to Q2 of last year, Adjusted EBITDA grew by $10 million, or 37%, as we benefited from robust revenue growth driven by our exceptional advertising business line performance and continued momentum in our subscription and a-la-carte business lines. Free Cash Flow Net cash generated from operating activities was $16 million in Q2, up 151% year- over-year. Free cash flow for the second quarter was $14 million. Outlook We have revised our 2024 outlook to reflect our strong performance in the first half of the year. We now anticipate revenue growth in 2024 of 27% or greater and Adjusted EBITDA margin of 42% or greater. This updated outlook underscores the ongoing momentum across our business lines, driven by enhanced monetization, the expansion of third-party and direct-ad partnerships, and the operational efficiencies we have achieved to date. 27%+ Revenue Growth Adjusted EBITDA Margin 42%+ 2024 Guidance

10LETTER TO SHAREHOLDERS Q2 2024 Conference Call Grindr will host a conference call to discuss these results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time), August 8, 2024. The live audio webcast, along with the press release, will be accessible at https://investors.grindr.com/. A recording of the webcast will also be available on our website following the conference call. Average Paying Users 1.1M Q2 2024 Average Paying User Penetration 7.5% Average MAUs 14.1M ARPPU $22.08 Performance Metrics

11LETTER TO SHAREHOLDERS Q2 2024 Condensed Consolidated Balance Sheets (unaudited) (in thousands, except share data) Grindr Inc. and subsidiaries ondensed Consolidated Balance Sheets (unaudited) (in thousands, except share data)

12LETTER TO SHAREHOLDERS Q2 2024 Grindr Inc. and Subsidiaries Consolidated Statements of Operations and Comprehensive Loss (unaudited) (in thousands, except per share and share data) Consolidated Statements of Operations and Comprehensive (Loss) I come (unaudited) (in thousands, except per share and share data)

13LETTER TO SHAREHOLDERS Q2 2024 Condensed Consolidated Statements of Cash Flows (unaudited) (in thousands)

14LETTER TO SHAREHOLDERS Q2 2024 Adjusted EBITDA Grindr Inc. and subsidiaries Adjusted EBITDA and Free Cash Flow (in thousands) (1) (2) (3) (4)

15LETTER TO SHAREHOLDERS Q2 2024 Forward Looking Statements This letter contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 regarding Grindr’s current views with respect to our industry, operations, and future business plans, expectations and performance. These forward-looking statements can generally be identified by the use of forward-looking terminology, such as “anticipates,” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “goal,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “seeks,” “should,” “upcoming,” “will” or the negative version of these words or other comparable words or phrases, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, among others, statements regarding our strategic priorities; our product roadmap; new plans, products, and features; AI-first features; our ability to add new users internationally; our long term vision; and our annual revenue and adjusted EBITDA guidance for 2024. Forward-looking statements, including guidance related to revenue growth and adjusted EBITDA margin, are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from our expectations discussed in the forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our ability to retain existing users and add new users; (ii) the impact of the regulatory environment and complexities with compliance related to such environment, including maintaining compliance with privacy, data protection, and user safety laws and regulations; (iii) our ability to address privacy concerns and protect systems and infrastructure from cyber-attacks and prevent unauthorized data access; (iv) our success in retaining or recruiting our directors, officers, key employees, or other key personnel, and our success in managing any changes in such roles; (v) our ability to respond to general economic conditions; (vi) competition in the dating and social networking products and services industry; (vii) our ability to adapt to changes in technology and user preferences in a timely and cost-effective manner; (viii) our ability to successfully adopt generative AI processes and algorithms into our daily operations, including by deploying generative AI and machine learning into our products and services; (ix) our dependence on the integrity of third-party systems and infrastructure; (xi) our ability to protect our intellectual property rights from unauthorized use by third parties; (xii) whether the concentration of our stock ownership and voting power limits our stockholders’ ability to influence corporate matters; and (xiii) the effects of macroeconomic and geopolitical events on our business, such as health epidemics, pandemics, natural disasters and wars or other regional conflicts. The foregoing list of factors is not exhaustive. Further information on these and additional risks, uncertainties and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this press release are included in the section titled “Risk Factors” included under Part I, Item 1A in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2023, as may be updated in our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which it is made, and you should not place undue reliance on forward-looking statements, and Grindr assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

16LETTER TO SHAREHOLDERS Q2 2024 Non-GAAP Financial Measures Grindr uses Adjusted EBITDA, Adjusted EBITDA margin, and free cash flow, which are non-GAAP measures, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may differ from similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of Grindr’s financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Adjusted EBITDA adjusts for the impact of items that Grindr does not consider indicative of the operational performance of its business. Grindr defines Adjusted EBITDA as net income (loss) excluding income tax provision (benefit); interest expense, net; depreciation and amortization; stock-based compensation expense; transaction-related costs; gain (loss) in fair value of warrant liability; and severance expense, litigation-related costs, and other items, in each case that are unrelated to Grindr’s core ongoing business operations. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA for a period by revenue for the same period. Free cash flow is an indicator of liquidity that provides information to our management and investors about the amount of cash generated from operations, after capitalized software, and purchases of property and equipment, that can be used to repay debt obligations and/or for strategic initiatives. Grindr defines free cash flow as net cash provided by (used in) operating activities, less capitalized software, and purchases of property and equipment. Grindr excludes the above items as some are non-cash in nature, and others may not be representative of normal operating results. While Grindr believes that Adjusted EBITDA, Adjusted EBITDA Margin, and free cash flow are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared and presented in accordance with GAAP. A reconciliation of (1) net loss and net loss margin to Adjusted EBITDA and Adjusted EBITDA margin, respectively; and (2) net cash provided by (used in) operating activities to free cash flow, in each case for the three and six months ended June 30, 2024 and 2023 are presented above. We are not able to estimate net income (loss) or net income (loss) margin on a forward-looking basis or reconcile the guidance provided for Adjusted EBITDA margin to net income (loss) margin on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from Adjusted EBITDA margin. In particular, the measures and effects of our stock-based compensation related to equity grants and the gain (loss) on changes in fair value of our warrant liability are directly impacted by unpredictable fluctuations in our share price. The variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.

17LETTER TO SHAREHOLDERS Q2 2024 Trademarks This letter may contain trademarks of Grindr. Solely for convenience, trademarks referred to in this letter may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that Grindr will not assert, to the fullest extent under applicable law, its rights to these trademarks. About Grindr With more than 14 million monthly active users, Grindr has grown to become the Global Gayborhood in Your PocketTM, on a mission to make a world where the lives of our global community are free, equal, and just. Available in 190 countries and territories, Grindr is often the primary way for its users to connect, express themselves, and discover the world around them. Since 2015 Grindr for Equality has advanced human rights, health, and safety for millions of LGBTQ+ people in partnership with organizations in every region of the world. Grindr has offices in West Hollywood, the Bay Area, Chicago, and New York. The Grindr app is available on the App Store and Google Play.